-1-
                                     Exhibit  (m) (ii) under Form N-1A
                                     Exhibit (1) under Item 601/Reg. S-K

                                    EXHIBIT A
                                     to the
                                      Plan

                              Managed Series Trust

                      Federated Managed Income Fund - Select Shares

      This Plan is adopted by MANAGED SERIES TRUST with respect to the Class of Shares of the portfolio of the Trust set forth above.

      In compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of .75 of 1% of the average aggregate net asset value of the Select Shares of Federated Managed Income Fund held during the month.

      Witness the due execution hereof this 1st day of December, 1993.


                              MANAGED SERIES TRUST


                                    By:   Glen R. Johnson
                                       ---------------------------
                                                            President

                                    EXHIBIT B
                                     to the
                                      Plan

                              Managed Series Trust

                 Federated Managed Growth and Income Fund - Select Shares

      This Plan is adopted by MANAGED SERIES TRUST with respect to the Class of Shares of the portfolio of the Trust set forth above.

      In compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of .75 of 1% of the average aggregate net asset value of the Select Shares of Federated Managed Growth and Income Fund held during the month.

      Witness the due execution hereof this 1st day of December, 1993.


                              MANAGED SERIES TRUST


                                    By:   Glen R. Johnson
                                       ---------------------------
                                                            President

                                    EXHIBIT C
                                     to the
                                      Plan

                              Managed Series Trust

                      Federated Managed Growth Fund - Select Shares

      This Plan is adopted by MANAGED SERIES TRUST with respect to the Class of Shares of the portfolio of the Trust set forth above.

      In compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of .75 of 1% of the average aggregate net asset value of the Select Shares of Federated Managed Growth Fund held during the month.

      Witness the due execution hereof this 1st day of December, 1993.


                              MANAGED SERIES TRUST


                                    By:   Glen R. Johnson
                                       ---------------------------
                                                            President

                                    EXHIBIT D
                                     to the
                                      Plan

                              Managed Series Trust

                 Federated Managed Aggressive Growth Fund - Select Shares

      This Plan is adopted by MANAGED SERIES TRUST with respect to the Class of Shares of the portfolios of the Trust set forth above.

      In compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of .75 of 1% of the average aggregate net asset value of the Select Shares of Federated Managed Aggressive Growth Fund held during the month.

      Witness the due execution hereof this 1st day of March, 1994.


                              MANAGED SERIES TRUST


                                    By:   Glen R. Johnson
                                       ---------------------------
                                                            President